Exhibit 99.2

Accolade Announces Pricing of $250 Million Convertible Senior Notes Offering

SEATTLE – March 24, 2021 -- Accolade, Inc. (Nasdaq: ACCD) (“Accolade”) announced the pricing of $250 million aggregate principal amount of 0.50% convertible senior notes due 2026 (the “Notes”) in a private placement (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Accolade also granted the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $37.5 million aggregate principal amount of the Notes. The sale of the Notes is expected to close on March 29, 2021, subject to customary closing conditions.

The Notes will be general unsecured obligations of Accolade and will accrue interest payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2021, at a rate of 0.50% per year. The Notes will mature on April 1, 2026, unless earlier converted, redeemed or repurchased. The initial conversion rate will be 19.8088 shares of Accolade’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $50.48 per share of Accolade’s common stock). The initial conversion price of the Notes represents a premium of approximately 32.5% over the last reported sale price of Accolade’s common stock on March 24, 2021. The Notes will be convertible into cash, shares of Accolade’s common stock or a combination of cash and shares of Accolade’s common stock, at Accolade’s election.

Accolade may redeem for cash all or any portion of the Notes (subject to a partial redemption limitation), at its option, on or after April 6, 2024 if the last reported sale price of Accolade’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which Accolade provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Accolade provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If Accolade undergoes a “fundamental change” (as defined in the indenture governing the Notes), subject to certain conditions and exceptions, noteholders may require Accolade to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, following certain corporate events that occur prior to the maturity date or if Accolade delivers a notice of redemption, Accolade will, in certain circumstances, increase the conversion rate for a noteholder who elects to convert its Notes in connection with such a corporate event or convert its Notes called (or deemed called) for redemption in connection with such notice of redemption, as the case may be.

Accolade estimates that the net proceeds from this offering will be approximately $242.4 million (or approximately $278.9 million if the initial purchasers exercise their option to purchase additional Notes in full), after deducting the initial purchasers’ discount and estimated expenses payable by Accolade. Accolade also expects to use approximately $30.0 million of the net proceeds from this offering to pay the costs of the capped call transactions described below. If the option to purchase additional Notes is exercised by the initial purchasers in full, Accolade expects to use approximately $4.5 million of the net proceeds from the sale of such additional Notes to enter into additional capped call transactions. Accolade expects to use the remainder of the net proceeds for general corporate purposes, including working capital, operating expenses, capital expenditures, acquisitions and strategic investments.

In connection with the pricing of the Notes, Accolade entered into capped call transactions with one or more of the initial purchasers and/or their respective affiliates and another financial institution (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Accolade’s common stock that initially underlie the Notes. The capped call transactions are expected to offset the potential dilution to Accolade’s common stock as a result of any conversion of the Notes, with such offset subject to a cap initially equal to $76.20 (which represents a premium of 100% over the last reported sale price of Accolade’s common stock on March 24, 2021). If the initial purchasers exercise their option to purchase additional Notes, Accolade expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, Accolade has been advised that the option counterparties and/or their respective affiliates expect to enter into various derivative transactions with respect to Accolade’s common stock concurrently with or shortly after the pricing of the Notes and/or purchase shares of Accolade’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Accolade’s common stock or the Notes at that time.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Accolade’s common stock and/or purchasing or selling Accolade’s common stock or other securities of Accolade in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so on each exercise date of the capped call transactions, which are expected to occur during the 40 trading day period beginning on the 41st scheduled trading day prior to the maturity date of the Notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Accolade’s common stock or the Notes, which could affect a noteholder’s ability to convert its Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the amount and value of the consideration that a noteholder will receive upon conversion of such Notes.

In addition, if any of such capped call transactions fails to become effective, whether or not the offering of the Notes is completed, the option counterparty thereto may unwind its hedge positions with respect to Accolade’s common stock, which could adversely affect the value of Accolade’s common stock and, if the Notes have been issued, the value of the Notes.

Neither the Notes, nor any shares of Accolade common stock issuable upon conversion of the Notes, have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, the common stock potentially issuable upon conversion of the Notes or any other securities, and will not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Accolade’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this press release include statements regarding, among other things, the timing and completion of the offering and the capped call transactions, the potential effects of the capped call transactions and the use of proceeds of the offering. Many factors may cause differences between current expectations and actual results in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, market risks and uncertainties and the satisfaction of customary closing conditions for an offering of securities. These and other risks and uncertainties are described in Accolade’s filings with the SEC, including the risks described under the heading “Risk Factors” in Accolade’s most recently filed Quarterly Report on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. Except as required by law, Accolade assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.